Debt, Derivatives and Royalty certificates liabilities	12 Months Ended
Dec. 31, 2025
Debt, Derivatives and Royalty certificates liabilities
Debt, Derivatives and Royalty certificates liabilities

Note 13. Debt, Derivatives and Royalty certificates liabilities

			Debt carried on the
December 31, 2025			balance sheet on
(in thousands of euros)	Short-term	Long-term	December 31, 2025
Bank borrowings	29,836	21,398	51,234
Accrued interest payable on loans	436	5,418	5,855
Lease liabilities	2,036	735	2,771
Debt	32,309	27,551	59,860
Derivatives	—	119,385	119,385
Royalty certificates liabilities	—	51,645	51,645
Total	32,309	198,581	230,890

The allocation between long term and short term financial debt for the 2025 financial year is as follows:

December 31, 2025	Less than 1	Between 1 and	Between 3 and	More than
(in thousands of euros)	year	3 years	5 years	5 years
Bank borrowings	29,836	19,840	1,558	—
Derivatives(1)	—	119,385	—	—
Accrued interest payable on loans	436	5,418	—	—
Lease liabilities	2,036	735	—	—
Royalty certificates liabilities	—	2,643	11,888	37,115
Total Debt	32,309	148,021	13,445	37,115

(1)Derivatives relate to EIB Warrants Tranche A and Tranche B, for which maturities are presented in Note 13.3 - Long-term Derivatives.

The maturity analysis of financial liabilities based on undiscounted contractual cash flows is in the Note 28 – Financial risk management.

The allocation between long - term and short - term financial debt for the 2024 and 2023 financial year was as follows:

December 31, 2024	Less than 1	Between 1 and	Between 3 and	More than
(in thousands of euros)	year	3 years	5 years	5 years
Bank borrowings	3,275	39,252	2,002	668
Derivatives	73,400	24,315	—	—
Accrued interest payable on loans	73	4,404	—	—
Lease liabilities	2,520	2,135	—	—
Royalty certificates liabilities	—	—	—	29,207
Total Debt	79,268	70,105	2,002	29,875

December. 31, 2023	Less than 1	Between 1 and	Between 3 and	More than
(in thousands of euros)	year	3 years	5 years	5 years
Bank borrowings	2,928	4,872	17,848	1,558
Derivatives	—	—	10,265	—
Accrued interest payable on loans	82	—	3,636	—
Lease liabilities	2,298	4,267	—	—
Royalty certificates liabilities	—	—	—	6,327
Total Debt	5,308	9,140	31,749	7,885

Movements in the period break down as follows:

(in thousands of euros)
December 31, 2022	44,390
New lease contracts	3,706
Issue of royalty certificates(1)	5,100
Repayment of bank borrowings	(2,485)
Repayment of lease liabilities	(1,612)
Interests on royalty certificates	1,227
Capitalized interest(2)	3,405
Change in fair value of derivatives instruments(2)	389
Exchange rate change	(38)
December 31, 2023	54,082
Subscription of short-term derivatives instruments(3)	89,400
Subscription of long-term derivatives instruments and bank borrowings(1)(2)	24,916
Subscription of short-term bank borrowings	4
Subscription of lease liabilities	428
Issue of royalty certificates(1)	19,701
Repayment of bank borrowings	(2,606)
Repayment of lease liabilities	(2,386)
Interests on royalty certificates	3,179
Capitalized interest(2)	8,245
Change in fair value of derivatives instruments(2)	(13,759)
Exchange rate change	48
December 31, 2024	181,250
Subscription of lease liabilities	880
Repayment of bank borrowings	(3,267)
Repayment of lease liabilities	(2,713)
Interests on royalty certificates(4)	22,438
Capitalized interest	10,677
Change in fair value of derivatives instruments(2)(3)	179,774
Settlement of derivatives instruments(3)	(158,104)
Exchange rate change	(51)
Subscription of short-term bank borrowings	4
December 31, 2025	230,890

(1)Net proceeds

(2)EIB’s loan and warrants.

(3)T2 New Shares - T2 BSAs of the Structured Financing

(4)Including remeasurement of Royalty certificates

Movements are further detailed as follows:

	Debt						Debt
	carried						carried
	on the					Effect of	on the
	balance					movements	balance
	sheet at				Fair	in	sheet on
	Jan. 1,		Capitalized		Value	exchange	December 31,
(in thousands of euros)	2025	Additions	Interests(1)	Repayments	Variation(2)	rates	2025
PGE SG 2020	1,261	—	—	(839)	—	—	422
PGE BPI France 2020	1,444	—	—	(840)	—	—	604
PGE CA 2020	1,261	—	—	(1,031)	—	—	230
PPR CA 2022	1,780	—	—	—	—	—	1,780
PPR SG 2022	1,780	—	—	—	—	—	1,780
PGE BPI France 2022	1,669	—	—	(556)	—	—	1,113
EIB Tranche A 2022	22,886	—	5,014	—	—	—	27,900
EIB Tranche B 2024	13,107	—	4,286	—	—	—	17,393
Bank overdraft	9	4	—	—	—	—	13
Total Bank Borrowings	45,197	4	9,299	(3,267)	—	—	51,233
EIB Warrants Tranche A	11,987	—	—	—	49,017	—	61,004
EIB Warrants Tranche B	12,328	—	—	—	46,053	—	58,381
T2 New Shares and T2 BSAs call options	73,400	—	—	—	(73,400)	—	—
Derivatives	97,715	—	—	—	21,670	—	119,385
Accrued interest payable on loans	4,477	—	1,378	—	—	—	5,855
2023 Royal Certificates	8,050	—	5,005	—	—	—	13,055
2024 Royal Certificates	21,157	—	17,433	—	—	—	38,590
Royalty certificates liabilities	29,207	—	22,438	—	—	—	51,645
Lease liabilities	4,654	880	—	(2,713)	—	(51)	2,771
Total Debt	181,250	885	33,115	(5,979)	21,670	(51)	230,890
(1)	Include remeasurement of the Royalty certificates. See Note 13.4 – Short-term Derivatives.
(2)	Include settlement of the derivatives. See Note 13.4 – Short-term Derivatives for information on the fair value variation of the call options related to T2 New Shares and T2 BSAs.

	Debt						Debt
	carried						carried
	on the					Effect of	on the
	balance					movements	balance
	sheet at				Fair	in	sheet on
	Jan. 1,	Additions	Capitalized	Repayments	Value	exchange	December 31,
(in thousands of euros)	2024	(+)	Interests	(-)	Variation	rates	2024
PGE SG 2020	2,096	—	—	(835)	—	—	1,261
PGE BPI France 2020	2,269	—	—	(825)	—	—	1,444
PGE CA 2020	2,096	—	—	(835)	—	—	1,261
PPR CA 2022	1,780	—	—	—	—	—	1,780
PPR SG 2022	1,780	—	—	—	—	—	1,780
PGE BPI France 2022	1,780	—	—	(111)	—	—	1,669
EIB Tranche A 2022	15,400	—	7,486	—	—	—	22,886
EIB Tranche B 2024	—	13,107	—	—	—	—	13,107
Bank overdraft	5	4	—	—	—	—	9
Total Bank Borrowings	27,206	13,111	7,486	(2,606)	0	0	45,197
EIB Warrants Tranche A	10,265	—	—	—	1,722	—	11,987
EIB Warrants Tranche B	—	11,809	—	—	519	—	12,328
T2 New Shares and T2 BSAs call options	—	89,400	—	—	(16,000)	—	73,400
Derivatives	10,265	101,209	0	0	(13,759)	0	97,715
Accrued interest payable on loans	3,719	—	758	—	—	—	4,477
2023 Royal Certificates	6,327	—	1,723	—	—	—	8,050
2024 Royal Certificates	—	19,701	1,456	—	—	—	21,157
Royalty certificates liabilities	6,327	19,701	3,179	0	0	0	29,207
Lease liabilities	6,566	428	—	(2,386)	—	48	4,654
Total Debt	54,082	134,449	11,424	(4,992)	(13,759)	48	181,250

	Debt						Debt
	carried						carried
	on the						on the
	balance					Exchange	balance
	sheet at		Capitalized		Fair	rate	sheet on
Analysis of debt	Jan. 1,	Proceeds	Interests	Repayments	Value	gain/losses	December 31,
(in thousands of euros)	2023	(+)	(+)	(-)	Variation	(+/-)	2023
Lease liabilities	4,510	3,706	—	(1,612)	—	(38)	6,566
PGE SG 2020 (state-guaranteed)	2,926	—	—	(830)	—	—	2,096
PGE BPI France 2020 (state-guaranteed)	3,094	—	—	(825)	—	—	2,269
PGE CA 2020 (state-guaranteed)	2,926	—	—	(830)	—	—	2,096
PPR CA 2022	1,780	—	—	—	—	—	1,780
PPR SG 2022	1,780	—	—	—	—	—	1,780
PGE BPI France 2022 (state-guaranteed)	1,780	—	—	—	—	—	1,780
BEI EMPRUNT PART 1 2022	15,400	—	—	—	—	—	15,400
DETTE BSA BEI 2022	9,876	—	—	—	389	—	10,265
Royalty certificates	—	5,100	1,227	—	—	—	6,327
Other	319	—	3,405	—	—	—	3,724
Total Debt	44,390	8,806	4,632	(4,097)	389	(38)	54,082

13.1French state-guaranteed loan (“PGE”) and equity recovery loans (“PPR”)

In May 2020, the Company entered into three credit agreements pursuant to which it received €10.0 million in the form of state-guaranteed loans (Prêts Garantis par l’Etat, or “PGE”) which are provided by a syndicate of French banks and guaranteed by the French government in the context of the COVID-19 pandemic and were initially set to mature in May 2021. These loans were extended until the third quarter of 2022. The amendments provide for reimbursements to be made over four years, beginning in July 2022 for the loan from Crédit Agricole and in September 2022 for the loans from Bpifrance and Société Générale.

In June 2022, the Company entered into three loan agreements with a syndicate of French banks for a total amount of €5.3 million. One loan agreement was part of a state-guaranteed PGE loan facility with Bpifrance and the other two loan agreements were part of a stimulus economic plan (Prêts Participatifs Relance, or “PPR”) granted by Crédit Agricole Champagne-Bourgogne and Société Générale.

The PGE loan granted by Bpifrance in 2022 was guaranteed up to 90% by the French government with an initial term of twelve months. In May 2023, the Company exercised the option to extend the maturity to align with the 2020 PGE, until May 2026. The two PPR loans were guaranteed predominantly by the French government and feature an eight-year financing period and a four-year repayment period.

The PGE and PPR repayments in 2025 amounted to €3.3 million, to an aggregate amount since the subscription of €9.4 million as of December 31, 2025. The PGE and PPR repayments in 2024 amounted to €2.6 million, compared to €2.5 million in 2023.

13.2Credit facility agreement with the European Investment Bank

On May 16, 2022, the Company entered into the Finance Contract with the EIB for a loan up to €50 million, divided into two tranches of €25 million each.

●	On December 8, 2022, the Company received the disbursement of the first tranche (‘Tranche A’). Capitalized interest for Tranche A is 8% and repayment is due in December 2026, four years after its disbursement.
●	On January 18, 2024, the Company received the disbursement of the second tranche (‘Tranche B’). Capitalized interest for Tranche B is 7% and repayment is due in January 2027, three years after its disbursement.

The Finance Contract may, in certain circumstances, be prepaid, in whole or in part, for a prepayment fee, either at the election of the Company or as a result of EIB’s demand following certain prepayment events, including a change of control or change in senior management of the Company.

Subject to certain terms and conditions, upon the occurrence of usual events of default (i.e., including payment default, misrepresentation, cross default), EIB may demand immediate repayment by the Company of all or part of the outstanding loan. As of December 31, 2025, none of the conditions that would result in an immediate demand by EIB for the repayment were met.

Tranche A of €25 million was recognized as financial debt at amortized cost, which takes into account the fair value of the derivative instrument (EIB Tranche A Warrants, as defined below) at inception and the borrowing costs of €0.1 million. The amortized cost of the loan was €22.9 million on December 31, 2024, and €27.9 million on December 31, 2025, with an effective interest rate of 21.9%. The fair value of the loan as of December 31, 2025, amounts to €28.3 million, with a market rate of 21.9%.

Tranche B of €25 million was recognized as financial debt at amortized cost, which takes into account the fair value of the derivative instrument (EIB Tranche B Warrants) at inception and the borrowing costs of €0.1 million. The amortized cost of the loan was €13.1 million on December 31, 2024, and €17.4 million on December 31, 2025 with an effective interest rate of 32.7%. The fair value of the loan as of December 31, 2025 amounts to €22.9 million, with a market rate of 32.1%.

The capitalized interest for both Tranche A and Tranche B in the period ended December 31, 2025 amounts to €9.3 million (compared to €7.5 million in the period ended December 31, 2024).

13.3Long-term Derivatives

EIB warrants

On July 1, 2022, in connection with the Finance Contract (see section above “Credit facility agreement with the European Investment Bank”), the Company entered into a warrant agreement with EIB (‘EIB Warrant Agreement’) as a condition to the potential funding of the two tranches of the credit facility. Each warrant issued pursuant to the EIB Warrant Agreement has a subscription price of €0.01 and gives the right to subscribe to one share.

On November 28, 2022, the Company issued 2,266,023 EIB Tranche A Warrants to EIB pursuant to the EIB Warrant Agreement, as a condition to the financing of Tranche A. The exercise price of the EIB Tranche A Warrants is €4.02 per warrant, if and when they may be exercised. The potential gross proceeds if all EIB Tranche A Warrants were exercised would amount to €9.1 million. The transactions costs for the issuance of the EIB Tranche A Warrants amounted to €56,000.

On January 4, 2024, the Company issued 3,144,654 EIB Tranche B Warrants to EIB as a condition to the financing of Tranche B. The exercise price of the EIB Tranche B Warrants is €3.95, if and when they may be exercised. The potential gross proceeds if all EIB Tranche B Warrants were exercised would amount to €12.4 million. The transactions costs for the issuance of the EIB Tranche B Warrants amounted to €89,000.

The EIB Warrants have a maturity of twelve years and are exercisable following the earliest to occur of (i) a change of control event (as defined in the Finance Contract), (ii) the maturity date of Tranche A (i.e., on December 8, 2026), (iii) an event of default under the Finance Contract, or (iv) a repayment demand by the EIB under the Finance Contract. The EIB Warrants shall automatically be deemed null and void if they are not exercised within the twelve-year period.

On the date of their respective issuances, each EIB Warrant entitled EIB to one ordinary share of the Company in exchange for the exercise price (subject to anti-dilutive provisions). However:

●	the exercise ratio of EIB Tranche A Warrants was adjusted following the capital increases carried out on September 5, 2023, October 17, 2024 and December 19, 2024. On December 31, 2024, one EIB Tranche A Warrant entitled its holder to subscribe for 2.70 ordinary shares at an exercise price of €4.02 per warrant. As of December 31, 2025, the exercise ratio of the EIB warrants is currently under discussion between the EIB and the Company, due to differing interpretations between the parties related to the complexity of the contractually defined adjustment mechanisms. The ratio used for this calculation represents the Company’s most reasonable estimate to date. Once an agreement has been reached with the EIB with respect to the exercise ratio, additional dilution may occur.
●	the exercise ratio of EIB Tranche B Warrants was adjusted following the capital increases carried out on October 17, 2024, and December 19, 2024. On December 31, 2024, one EIB Tranche B Warrant entitled its holder to subscribe for 2.13 ordinary shares at an exercise price of €3.95 per warrant. As of December 31, 2025, the exercise ratio of the EIB warrants is currently under discussion between the EIB and the Company, due to differing interpretations between the parties related to the complexity of the contractually defined adjustment mechanisms. The ratio used for this calculation represents the Company’s most reasonable estimate to date. Once an agreement has been reached with the EIB, additional dilution may occur.

As of the date of authorization of the issuance of these financial statements, and subject to the outcome of these discussions with EIB, the Company estimates that each EIB Tranche A Warrants gives the right to subscribe to 6.46 shares, and each EIB Tranche B Warrants gives the right to subscribe to 5.05 shares.

EIB is entitled to a put option at its intrinsic value to require the Company to buy back the exercisable EIB Warrants not yet exercised in certain of these occurrences.

The warrants issued to EIB in connection with the Finance Contract do not meet the “fixed for fixed” criteria (non-cash settlement option which may result in exchanging a variable number of shares for a variable price) and are accounted for as standalone derivative instruments. The Company’s put options meet the definition of a derivative that are valued with the EIB Warrants.

The warrant agreement includes a put option: EIB may request the Company to buy back the EIB Warrants in cash. In this context the purchase price will be defined as the difference between the volume-weighted average of the trading price of the ordinary shares over the last 90 trading days and the strike price. The amount is capped, and EIB may exercise the EIB Warrants for which they did not exercise the put option.

At inception, the financial debts are split between i) a debt component accounted for at amortized cost, and ii) a premium corresponding to the initial fair value of attached EIB Warrants (then remeasured at fair value through profit and loss) including a component corresponding to the put options.

Valuation approach

The fair value of the EIB Warrants has been estimated based on a Longstaff Schwartz approach, including the put option and the attached cap.

This approach enables the estimation of the value of American options (that may be exercised during a specific period of time) with complex way of exercise (the warrant holder may exercise the warrants on the market based on the Company’s share price or exercise the put option based on the 90 days average share price of the Company).

The LongStaff Schwartz option valuation model also uses assumptions about complex and subjective variables, such as the value of the Company’s shares, the expected volatility of the share price over the lifetime of the instrument, the present and future behavior of holders of those instruments, and the number of shares per warrant. The approach is based on the value of the underlying equity instrument at the valuation date, the volatility observed on the historical share price of the Company, the contractual lifespan associated equity instruments, and the average number of shares per warrant among the potential values.

The assumptions and results are detailed in the following tables:

	BSA 2022	BSA 2024
Grant date	11/28/2022	01/04/2024
Expiration date	11/28/2034	01/04/2036
Number of BSA issued	2,266,023	3,144,654
Number of shares per BSA	1	1
Subscription premium price per share (€)	0.01	0.01
Exercise price per share (€)	4.02	3.95
Valuation method	Longstaff Schwartz	Longstaff Schwartz

	As of November 28,	As of December 31,	As of December 31,	As of December 31,
EIB Tranche A Warrants	2022 (Grand Date)	2023	2024	2025
Number of BSA outstanding	2,266,023	2,266,023	2,266,023	2,266,023
Number of shares per warrant	1.00	1.20	2.70	6.46
Stock price (€)	4.13	4.10	2.18	3.95
Maturity (years)	12	10.9	9.9	8.9
Volatility	68%	62%	58.3%	56.2%
Cap of the put option (k€)	25.0	25.0	25.0	25.0
Risk free rate	Euribor 6M	Euribor 6M	Euribor 6M	Euribor 6M
Expected dividends	—	—	—	—
Fair Value (k€)	9,469	10,266	11,987	61,004
Unit Fair value (€)	4.18	4.53	5.29	26.92

	As of January 4,	As of December 31,	As of December 31,
EIB Tranche B Warrants	2024 (Grant Date)	2024	2025
Number of BSA outstanding	3,144,654	3,144,654	3,144,654
Number of shares per warrant	1.00	2.13	5.05
Stock price (€)	4.12	2.18	3.95
Maturity (years)	12	11.0	10.0
Volatility	62%	58.3%	56.2%
Cap of the put option (k€)	25.0	25.0	25.0
Risk free rate	Euribor 6M	Euribor 6M	Euribor 6M
Expected dividends	—	—	—
Fair Value (k€)	11,809	12,328	58,381
Unit Fair value (€)	3.76	3.92	18.57

A 1% change in volatility would impact the fair value of all warrants issued to the EIB by €0.2 million, and consequently net income by the same amount.

A 15% change in EIB Tranche A Warrant share numbers per warrant (exercise ratio) would impact the fair value of all EIB Warrants by €9.1 million downward, or €9.2 million upward, and consequently the net income by the same amounts.

A 15% change in EIB Tranche B Warrant share numbers per warrant (exercise ratio) would impact the fair value of all EIB Warrants by €8.4 million downward, or €8.6 million upward, and consequently the net income by the same amounts.

13.4Short-term Derivatives

As of December 31, 2024, the fair value of the call options related to T2 New Shares and T2 BSAs (derivative financial instruments) was €73.4 million. Between December 31, 2024, and May 7, 2025, the fair value increased by €84.7 million, with this change in fair value impacting the consolidated statement of income (loss). At the transaction date corresponding to the settlement - delivery of the T2 transaction on May 7, 2025, the fair value of the call options related to T2 New Shares and T2 BSAs (€158.1 million) was settled through equity. See the detailed accounting treatment under IFRS 9 described below and Note 1.2 - Significant events of 2025.

T2 New Shares - T2 BSAs

On October 14, 2024, the Company announced that it had secured the Structured Financing, subject to satisfaction of specified conditions to fund the continuation of the Phase III NATiV3 MASH trial and preparation for the potential filing for marketing approval and commercialization of lanifibranor.

As of December 31, 2024, the first tranche of the Structured Financing had been issued in two phases:

●	the issuance of 34,600,507 T1 New Shares at a subscription price of €1.35 per T1 New Share, and the issuance of 35,399,481 T1 BSAs to purchase up to 35,399,481 ordinary shares at an exercise price of €0.01 per new ordinary, at a subscription price of €1.34 per T1 BSA, for aggregate gross proceeds of €94.1 million (net proceeds €86.6 million). Settlement and delivery of the T1 New Shares and the T1 BSAs took place on October 17, 2024, and
●	the issuance of 7,872,064 T1 bis Shares at a subscription price of € 1.35 per T1 bis Share, and the issuance of 8,053,847 T1 bis BSA to purchase up to 8,053,847 ordinary shares at an exercise price of €0.01 per new ordinary share at a subscription price of €1.34 per T1 bis BSA, for aggregate gross proceeds of €21.4 million (net proceeds approximately €20.1 million). This issuance was subject to adoption by shareholders of the appropriate resolutions by the combined general meeting of shareholders of December 11, 2024 (the ‘General Meeting’). Settlement and delivery of the T1 bis Shares and the T1 bis BSAs, took place on December 19, 2024.

As of December 31, 2025, 9,372,755 T1 BSAs and BSA T1 bis have been exercised, resulting in the issuance of 9,372,755 new ordinary shares (see Note 12 – Shareholders’ equity).

Subject to the satisfaction of the T2 Conditions Precedent, investors who subscribed to the first tranche of the Structured Financing were required to subscribe to ABSAs and/or PFW-BSAs in the T2 Transaction.

Following the satisfaction of the applicable conditions precedent thereto, the Company entered into subscription agreements with each of the investors participating in the Structured Financing for the issuance of the T2 Transaction on May 2, 2025. The T2 Transaction closed on May 7, 2025 with the settlement and delivery of the ABSAs and PFW-BSAs, and resulted in aggregate gross proceeds of €115.6 million (net €108.5 million) for the Company. The Company may receive up to €116.0 million from the potential exercise of the T3 BSAs attached to the T2 New Shares and T2 BSAs, which is subject to the release of positive topline results from the Phase III NATiV3 trial by June 15, 2027 and the decision of the investors to exercise their T3 BSAs in whole or in part. See Note 1.2 – Significant events of 2025.

From an accounting standpoint under IFRS 9, the commitment to subscribe to the ABSAs and the PFW-BSAs (the T2 New Shares and the T2 BSAs) should be viewed as derivative financial instruments (call options). The fair value of the call options relating to T2 New Shares and T2 BSAs generate a consolidated statement of income (loss) impact of €84.7 million for year ended December 31, 2025, representing the difference between the fair value of the call options relating to T2 New Shares and T2 BSAs at the transaction date (€158.1 million) and the fair value of the call options relating to T2 New Shares and T2 BSAs (potential exercise at a price below market price) at December 31, 2024 (€73.4 million), please refer to Note 22 – Financial income and expenses.

The fair value of the call options relating to T2 New Shares and T2 BSAs at the transaction date (€158.1 million) is settled through equity. The T2 New Shares issuance of the T2 Transaction is described in Note 12 – Shareholders’ equity.

The gross proceeds of the T2 BSA issuance of the T2 Transaction, which consisted of the issuance of 43,437,036 T2 BSAs at a pre-funded exercise price of €1.34 per T2 BSA, was €58.2 million. At the transaction date, given the share price of €3.19 and a nominal value per share of €0.01, the fair value of the 43,437,036 T2 BSAs was €138.1 million is settled through reserves.

According to the 33rd and 49th resolutions of the general meeting of shareholders held on December 11, 2024, the share capital increase in form of ABSAs and the PFW-BSAs was limited to, respectively:

●	the issuance of a number of T2 New Shares corresponding to €57,359,992, divided by the subscription price (‘P2’) consisting of the lower of (i) €1.35 and (ii) the volume-weighted average of the price of the ordinary shares on Euronext Paris during the five trading sessions preceding pricing of the ABSAs (‘5D-VWAP’); and
●	the issuance of a number of T2 BSAs corresponding to €58,639,998.60, divided by P2 consisting of the lowest between €1.35 and the 5D-VWAP before the issuance date, at a subscription price P2 less €0.01.

At the issuance date, the 5D-VWAP was greater than €1.35 and the T2 New Shares were subscribed below market price. T2 New Shares were worth more than proceeds as they embedded a call option value with a €1.35 strike price. Had the 5D-VWAP been lower than €1.35, T2 New Shares would have been subscribed at market price at the issuance date, consequently the fair value of the instrument would have been in line with the proceeds (no call option value). On this basis, before the issuance, the investor’s undertaking to subscribe for the T2 New Shares could be assimilated to European call options with the following features:

●	Exercise date corresponding to the issuance date: between March 31, 2025 and May 31, 2025
●	Strike price: €1.35
●	Conversion ratio: 1:1

Valuation approach

The fair value of the T2 New Shares and T2 BSAs call options has been estimated based on a Black & Scholes approach. This approach enables the estimation of the value of European options that may be exercised at maturity. The economics and terms of the two instruments have been analyzed as being similar to a call option.

The Black & Scholes approach is also based on the value of the underlying equity instrument at the valuation date, the volatility observed on the historical share price of the Company, and the contractual lifespan of associated equity instruments.

The assumptions and results are detailed in the following tables:

	As of May 7, 2025
			Aggregate
	T2 New Shares	T2 BSAs	amount
Number of instruments (in millions of units)	42.5	43.4	—
Number of shares per instruments	1.0	1.0	—
Stock price (€)	3.19	3.19	—
Risk free rate	Euribor 1M	Euribor 1M	—
Fair Value (in millions of euros)	135.5	138.1	273.7
Unit fair value	3.19	3.18	—
Subscription price per instrument (€)	1.35	1.34	—
Gross proceeds (in millions of euros)	57.4	58.2	115.6
Settlement of derivatives (in millions of euros)	78.2	79.9	158.1

	As of December 31, 2024
	T2 New Shares	T2 BSAs
Number of instruments (in millions of units)	42.5	43.4
Number of shares per instruments	1.00	1.00
Stock price (€)	2.18	2.18
Maturity (months)	3.0	3.0
Volatility	58.3%	58.3%
Risk free rate	Euribor 3M	Euribor 3M
Expected dividends	—	—
Fair Value (in millions of euros)	36.1	37.3
Unit fair value	0.85	0.86

	As of December 11, 2024
	(Issuance date)
	T2 New Shares	T2 BSAs
Number of instruments (in millions of units)	42.5	43.4
Number of shares per instruments	1.00	1.00
Stock price (€)	2.37	2.37
Maturity (months)	3.5	3.5
Volatility	59.3%	59.3%
Risk free rate	Euribor 3M	Euribor 3M
Expected dividends	—	—
Fair Value (in millions of euros)	44	45.4
Unit fair value	1.04	1.05

13.5Lease liabilities

Lease liabilities amount to €2.8 million as of December 31, 2025, and decreased by €1.9 million compared to December 31, 2024, due to new debts of €0.8 million due to additional Fibroscans leased and repayments of €2.7 million during 2025. The lease liabilities are recognized each time a new Fibroscans is leased, for a period of three or four years regarding the needed use. Lease liabilities are calculated using specific discount rates, in connection with the geographic area, the maturity of the debt, and the commencement date, according to the method described in Note 3.2 – Lease contracts. The rates for contracts in progress as of December 31, 2025 range from 1.89% to 5.18%.

13.6Royalty Certificates liabilities

On August 31, 2023, the Company announced the issuance of the 2023 Royalty Certificates for an aggregate amount of €5.1 million. The 2023 Royalty Certificates were accounted at the inception at the fair value (€5.1 million on August 31, 2023), and then at the amortized cost €13.1 million on December 31, 2025 (vs. €8.1 million on December 31, 2024), with an effective interest rate of 31.9%.

On July 18, 2024, the Company announced the issuance of the 2024 Royalty Certificates for an aggregate gross amount of €20.1 million. The 2024 Royalty Certificates were accounted at the inception at the fair value (net of issuance costs of €0.5 million i.e., €19.7 million on July 18, 2024), and then at the amortized cost €38.6 million on December 31, 2025 (vs. €21.2 million on December 31, 2024), with an effective interest rate of 30.5%.

A 5% change in probability of success of the trial would impact the amortized cost of 2023 Royalty Certificates by €0.7 million, and consequently net income by the same amount. A 5% change in probability of success of the trial would impact the amortized cost of 2024 Royalty Certificates by €2.1 million, and consequently net income by the same amount.

Fair value as of December 31, 2025

On December 31, 2025, the fair value of the 2023 Royalty Certificates, calculated using discounted cash flow approach, amounts to €32.1 million compared to €16.6 million on December 31, 2024, and the fair value of the 2024 Royalty Certificates, calculated using discounted cash flow approach, amounts to €122.9 million, compared to €46.7 million on December 31, 2024.

The fair value corresponds to the net present value of royalties, which depend on assumptions made by the Company with regard to the probability of success of its studies, the markets sales of lanifibranor and the discount rate (14.0%).

When stressing the discount rate by a 1‑percentage‑point change, the fair value of the 2023 Royalty Certificates would decrease by approximately €1.7 million or increase by €1.8 million, while the fair value of the 2024 Royalty Certificates would decrease by approximately €9.3 million or increase by €10.2 million.

A 5-percentage‑point increase or decrease in the assumed probability of success would result in an equivalent change of approximately €1.8 million in the fair value of the 2023 Royalty Certificates and approximately €6.6 million in the fair value of the 2024 Royalty Certificates.